Equity Method Investments (Tables)	12 Months Ended
Dec. 31, 2024
Equity Method Investments [Abstract]
Information on the Groups Share in Associates and Joint Ventures individually immaterial [text block table]	Aggregated financial information on the Group’s share in associates and joint ventures that are individually immaterial in € m. Dec 31, 2024 31-Dec-23 Carrying amount of all associates that are individually immaterial to the Group 1,028 1,013 Aggregated amount of the Group's share of profit (loss) from continuing operations1 (4) (107) Aggregated amount of the Group's share of post-tax profit (loss) from discontinued operations 0 0 Aggregated amount of the Group's share of other comprehensive income (1) (16) Aggregated amount of the Group's share of total comprehensive income (5) (123) 1 Includes share of net loss from Huarong Rongde Asset Management Company Limited, for € 32 million and € 129 million , respectively, as of December 31,2024 and December 31,2023 .